INVESTMENT MANAGER
     Legg Mason Fund Adviser, Inc.       REPORT TO SHAREHOLDERS
     Baltimore, MD                        FOR THE PERIOD ENDED
                                            DECEMBER 31, 1995
INVESTMENT ADVISER
     Batterymarch Financial Management, Inc.
     Boston, MA
                                                    THE
BOARD OF DIRECTORS                              LEGG MASON
     John F. Curley, Jr., Chairman                GLOBAL
     Edward A. Taber, III, President              EQUITY
     Richard G. Gilmore                           TRUST
     Charles F. Haugh
     Arnold L. Lehman
     Dr. Jill E. McGovern
     T. A. Rodgers

TRANSFER AND SHAREHOLDER SERVICING AGENT
     Boston Financial Data Services
     Boston, MA

CUSTODIAN
     State Street Bank & Trust Company
     Boston, MA

COUNSEL
     Kirkpatrick & Lockhart LLP
     Washington, DC

INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P.
     Baltimore, MD
                                          PUTTING YOUR FUTURE FIRST

                                           [LEGG MASON FUNDS LOGO]

     THIS REPORT IS NOT TO BE DISTRIBUTED
     UNLESS PRECEDED OR ACCOMPANIED BY A
     PROSPECTUS.
                      LEGG MASON WOOD WALKER, INCORPORATED
                            111 South Calvert Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000
[Recycle Logo] PRINTED ON RECYCLED PAPER
LMF-042

     TO OUR SHAREHOLDERS,

         The Legg Mason Global Equity Trust's net asset value increased from $10.40 to $10.70 during the six months ended December 31, 1995. Since its February 17, 1995 launch, the Trust has distributed income dividends of $0.04 per share and a short-term capital gain distribution of $0.07 per share.*
         The Trust seeks to obtain maximum long-term total return through investments in common stocks of companies located anywhere in the world, including the United States. Additionally, the Trust may invest up to 35% of its assets in the securities of companies located in developing or emerging countries and markets. As of December 31, 1995, 60% of the Trust's assets were invested in developed countries outside the U.S., 22% in emerging countries, 11% in the U.S. and 7% in cash.
         On the following pages, the Trust's portfolio managers, Charles Lovejoy and Stephen McCarthy, review the portfolio's structure and performance and comment on the investment outlook for global equities.
         Investments in global equities should be considered a core part of any well-diversified investment portfolio. We hope you will consider using the Global Equity Trust for investments of additional funds as they become available. Some shareholders take advantage of Legg Mason's Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Trust of $50 or more by authorizing the Trust's transfer agent, Boston Financial Data Services, to prepare a check each month drawn on your checking account. Please contact your Investment Executive for further information.
                                          Sincerely,
                                          /s/ EDWARD A. TABER, III
                                          Edward A. Taber, III
                                          President
     February 9, 1996

     *Under Internal Revenue Service regulations, short-term capital gain distributions on mutual fund shares are treated as ordinary income dividends for tax purposes. Thus, the Trust's short-term capital gain distribution is included with ordinary income dividends on your 1995 tax reporting statement.

     PORTFOLIO MANAGERS' COMMENTS

          Legg Mason Global Equity Trust advanced 8.1%, including dividends, from its inception on February 17, 1995 through the end of the year. During the fourth quarter, the Trust rose 0.9%, including dividends.
          Global stock markets exhibited a wide range of performance throughout 1995. Morgan Stanley Capital International (MSCI) indices indicate that the US market gained 38.2% for the year, far surpassing the international developed Europe, Australia and the Far East (EAFE) markets and the emerging markets, which returned 11.6% and -9.2%, respectively. The Morgan Stanley Capital International All Country World (MSCIACW) Index, which includes all markets at their market capitalization weights, increased 18.2%.

          Since inception, Legg Mason Global Equity Trust has been invested primarily outside the United States. Approximately 11% of the Fund was allocated to the US, 65% to EAFE markets and 24% to emerging markets. For comparison the MSCIACW Index had approximately 37% in the US, 55% in EAFE markets and 8% in emerging markets.

      Regional breakdown of the Trust as of December 31, 1995:

      Europe                         33.1%
      Japan                          21.2
      Latin America                   9.3
      Pacific Rim                    15.4
      US                             10.5
      Other markets                   3.7
      Cash                            6.8

INTERNATIONAL DEVELOPED MARKETS
          Among the large developed international markets, Japan had the most difficult time during the past 12 months, with an index return of 0.9%. The market was impacted by the Kobe earthquake and by financial difficulties -- non-performing bank loans, weak growth in exports and a strong currency early in the year. Late efforts were made to boost the struggling economy, including a cut in the discount rate to 0.5%, and signs of a turnaround did not appear until the fourth quarter.
          Results were much better in Europe. With inflation under control and indications of economic recovery, the MSCI Europe Index rose 22.1% with 6% of this increase due to currency appreciation. The European comeback has been slow, however, and fiscal policy restraints due to the European Monetary Union and to unemployment should present further difficulties.

EMERGING MARKETS
          Emerging markets as a whole showed disappointing returns. The strong US performance in 1995 attracted capital that would otherwise have flowed into the emerging markets. Very few of these markets performed well for the year, driven by concerns over political and economic stability and by retrenchment from earlier large investment flows. For example, Mexico's difficulties, early in the year, surprised many investors and negatively impacted flows.
          None of the three emerging market regions did well in 1995; Emerging Asia, the Far East and Latin America declined 11.8%, 9.4% and 13.5%, respectively. Given the continued real growth in these markets, we believe that the Trust is well positioned for growth at attractive market valuations in the emerging markets.

US MARKET
          The US market had an outstanding year. Driven by a number of forces, the market far outperformed historical averages. As long-term bond yields dropped, the return on 30-year US Treasuries exceeded 30%, adding fuel to the market. Mutual funds continued to be a major catalyst, pouring funds into the US market at a record rate. Sector leadership for the year was shared by Technology, Finance and Health Care.

CURRENCIES
          The major currencies were strong versus the US dollar through mid-year, when the dollar staged a turnaround and ended up about where it had started the year. This initially hurt expectations for companies exporting to the US, but helped the US investor abroad. We manage currency exposure in the Trust through currency hedging on a limited amount of underlying equity positions.

INVESTMENT OUTLOOK
          We are already seeing signs that investors are renewing their interest in both the EAFE and
2
      emerging markets. Valuations look particularly attractive relative to the US.
          The European developed markets should continue their slow recovery; Belgium, Finland, Spain and Italy have the most positive outlooks. There should be stronger growth in China this year, and the rest of Asia, including Japan, should also benefit. Although there are obstacles ahead, Japan has both monetary and fiscal policy in place to encourage growth, the yen is back to year-ago levels, the trend in earnings estimates is rising rapidly and structural reform to the financial sector has begun. India faces political uncertainties, but corporate results are expected to be excellent. In Latin America, Argentina, Brazil and Chile continue to pursue reforms. Macroeconomic changes have released new energies in Central Europe.
          While returns in emerging markets are volatile, the higher growth in output versus the developed world, at attractive valuations, should offer investors excellent opportunities over the intermediate term. We remain optimistic about the opportunity to identify stocks with attractive growth prospects at reasonable prices in many markets around the world.
          As we move into 1996, the Trust retains significant positions outside the US. It remains well diversified on a regional basis in Europe and Asia, as well as in the emerging markets, where it maintains an overweight exposure.
                                                         Charles F. Lovejoy, CFA
                                                        Stephen J. McCarthy, CFA
      February 9, 1996
                                                                               3

     PERFORMANCE INFORMATION
     LEGG MASON GLOBAL TRUST, INC.
     GLOBAL EQUITY TRUST



                         [INSERT GRAPH HERE]

                   Global Equity Trust         MSCI ALL COUNTRY WORLD INDEX

  02/17/95              10,000                             10,000
  03/31/95              10,090                             10,439
  06/30/95              10,400                             10,903
  09/30/95              10,720                             11,472
  12/31/95              10,811                             11,962




    The returns shown above are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for any income taxes payable by shareholders.
4

     INDUSTRY DIVERSIFICATION
     LEGG MASON GLOBAL TRUST , INC.
     GLOBAL EQUITY TRUST
     DECEMBER 31, 1995

                                 % of Net      Market
(Amounts in Thousands)            Assets       Value
Aerospace                            0.3%     $    172
Agriculture/Food                     2.1         1,377
Air Transport                        1.5           969
Aluminum                             0.7           444
Apparel/Textiles                     1.3           843
Banks                                7.1         4,702
Beverages                            2.0         1,304
Business Machines                    1.0           629
Chemicals                            5.0         3,298
Coal & Uranium                       0.4           273
Construction                         6.4         4,198
Consumer Durables                    0.5           364
Containers                           1.2           776
Domestic Oil Reserves                0.9           628
Drugs/Medicine                       2.2         1,460
Electric Utilities                   3.2         2,093
Electronics                          6.6         4,359
Finance                              8.2         5,398
Gas Utilities                        0.9           626
Health (Non-Drug)                    1.1           746
Hotel/Restaurant                     1.8         1,172
Iron & Steel                         3.3         2,164
Leisure/Luxury                       0.1            61
Life Insurance                       3.5         2,302
Liquor                               0.4           277
Media                                0.3           185
                                 % of Net      Market
(Amounts in Thousands)            Assets       Value
Miscellaneous                        1.9%     $  1,258
Motor Vehicles                       2.4         1,594
Non-ferrous Metals                   2.9         1,926
Oil Refining/Distribution            1.5           982
Oil Service                          0.6           368
Paper                                1.6         1,080
Photo/Optical                        0.7           459
Pollution Control                    0.1            37
Producer Goods                       4.1         2,704
Publishing                           0.6           420
Railroads/Transit                    0.4           263
Real Property                        3.2         2,108
Retail (Food)                        1.5           968
Retail (Non-Food)                    1.8         1,181
Services                             2.6         1,722
Soap/Housewares                      0.1            94
Telecommunications                   2.9         1,913
Tire & Rubber                        0.3           222
Tobacco                              0.7           491
Trucking/Freight                     0.3           211
Water Transport                      1.0           633
Short-Term Investments               5.9         3,874
Total Investment Portfolio          99.1        65,328
Other Assets Less Liabilities        0.9           619
NET ASSETS                         100.0%     $ 65,947

     STATEMENT OF NET ASSETS
     LEGG MASON GLOBAL TRUST , INC.
     GLOBAL EQUITY TRUST
     DECEMBER 31, 1995

(Amounts in Thousands)                Shares     Value


COMMON STOCKS AND EQUITY
INTERESTS -- 92.3%
Argentina -- 1.4%
Inversiones y Representacion            229     $   577
Migor SACIFIA ADS                       139         330B
                                                    907
Australia -- 1.5%
Advance Bank Australia Limited            8          63
Australia and New Zealand Banking
  Group Ltd.                             70         329
Broken Hill Proprietary Company
  Limited                                 5          78
Mayne Nickless Ltd.                      16          69
QCT Resources Ltd.                      244         274
Santos Limited                           47         138
Schroders Property Fund                  22          36
                                                    987
Belgium -- 1.7%
Cie Financiere Europeenne et
  d'Outre-Mer SA                          2         313
Compagnie Belge De Participations
  Paribas SA                              5         204
Electrabel SA                             1         143
Solvay SA                                 1         434
                                                  1,094
Brazil -- 2.8%
Aracruz Celulose S.A. ADR                51         392
Companhia Brasileira Distribuicao
  Grupo Pao de Acucar ADS                49         476A,B
Companhia Energetica De Minas ADR        17         385
Iochpe Maxion S.A. ADR                   50         137
Usinas Siderurgicas de Minas Gerais
  S/A ADS                                56         457B
                                                  1,847
Canada -- 1.5%
Bank of Montreal                          3          55
Brascan, Ltd.                             8         135
Canadian Imperial Bank of Commerce        2          60
Imasco, Ltd.                              3          61
MacMillan Bloedel Ltd.                    6          72
Noranda, Inc.                             3          62
Power Financial Corporation               2          49
Shell Canada Limited                      4         132
TransCanada Pipelines Ltd.               24         331
                                                    957
(Amounts in Thousands)                Shares     Value
Chile -- 0.8%
Enersis S.A. ADR                         18     $   507
China -- 1.8%
Huaxin Cement Co. Ltd                   790         202A
Jilin Chemical Industrial Company     1,592         329A
Shanghai New Asia Fast-Food Company
  Ltd.                                  667         352A
Shanghai Petrochemical Company Ltd.   1,146         330
                                                  1,213
Colombia -- 0.6%
Banco Industrial Colombiano S.A.
  ADR                                    12         206
Cementos Diamante S.A. ADR               12         216B
                                                    422
Denmark -- 1.4%
Den Danske Bank                           3         193
Det Danske Luftfartselskab A/S            4         349
Radiometer A/S                            3         222
Sophus Berendsen A/S                      1          68
Superfos AS                               1         122
                                                    954
Finland -- 1.1%
Metsa-Serla OY                            1          34
Outokumpu OY                              8         125
Raison Tehtaat OY                         6          97
Rautaruukki OY                           17         104
Repola OY                                21         386
                                                    746
France -- 3.0%
BIC                                       1          61
Christian Dior SA                         4         367
Compagnie de Navigation Mixte          N.M.          14
Compagnie Generale d'Industrie et
  de Participations                    N.M.          59
De Dietrich et Compagnie SA               1          44
Ecco SA                                   1         197
Ecco Travail Temporaire SA                1          58
Elf Gabon                                 1         105
Equipements et Composants pour
  l'Industrie Automobile               N.M.          32
Eridania Beghin-Say SA                 N.M.          17
Marine-Wendel                             1         102
Roussel-Uclaf                             1         119
Saint Louis                            N.M.          53
Societe Nationale Elf Aquitaine           5         368
Sodexho SA                                1         382
                                                  1,978

6

(Amounts in Thousands)                Shares     Value
Germany -- 2.2%
AGIV-AG                                N.M.     $     2
BASF AG                                   2         312
Bayer AG                                  1         317
Bayerische Hypotheken-und Wechsel-
  Bank AG                                 2          41
Berliner Handels-und Frankfurter
  Bank                                    2          55
Commerzbank AG                            1         331
Hoechst AG                             N.M.          54
Viag AG                                   1         321
                                                  1,433
Greece -- 0.7%
Hellenic Bottling Co., S.A.              14         464
Hong Kong -- 3.6%
Amoy Properties Ltd.                    188         187
Cathay Pacific Airways                   80         122
Citic Pacific Ltd.                       50         171
Dickson Concepts International Ltd.      90          84
Guoco Group Ltd.                         68         328
Henderson Land Development Company
  Ltd.                                    8          48
Hong Kong Telecommunications Ltd.       183         326
HSBC Holdings plc                        29         434
Hutchison Whampoa Limited                64         390
Hysan Development Company Ltd.           23          61
Sun Hung Kai Properties Ltd.             25         205
Tai Cheung Properties                    49          38
                                                  2,394
India -- 2.1%
Arvind Mills Limited GDR                 34         136
Arvind Mills Limited GDS                 32         109B
Great Eastern Shipping GDR               56         452
Hindalco Industries Limited GDR           6         205
Tata Engineering & Locomotive
  Company Limited GDR                    34         449
                                                  1,351
Indonesia -- 1.6%
PT Bank Internasional Indonesia         107         353
PT Gudang Garam                          28         298
PT Indocement Tunggal Prakarsa          125         418
                                                  1,069
Ireland -- 0.9%
Allied Irish Banks plc                   32         175
Bank of Ireland                          16         118
Jefferson Smurfit Group                 127         302
                                                    595
(Amounts in Thousands)                Shares     Value
Italy -- 1.7%
Autostrade Concessioni E
  Construzioni Autostrade S.p.A.        121     $   133
Banca Commerciale Italiana               21          45
Banca Popolare di Bergamo                13         173
Riunione Adriatica di Sicurta
  S.p.A.                                 39         442
Telecom Italia Mobile SpA               168         296A
                                                  1,089
Japan -- 21.3%
Aoki Corporation                         20          84A
Best Denki Company                        2          30
Bridgestone Corporation                   3          48
Canon Incorporated                        2          36
Chugoku Electric Power Company,
  Ltd.                                    7         171
Citizen Watch Company                    44         337
Dai-Tokyo Fire & Marine Insurance
  Co.                                     6          46
Daiichi Pharmaceutical Company Ltd.       6          85
Daiwa House Industry Company Ltd.         3          49
Daiwa Kosho Lease Company Ltd.            6          60
Daiwa Securities Company Ltd.            14         214
Eisai Company Ltd.                        2          35
Ezaki Glico Company                      12         116
Fuji Photo Film Company                   3          87
Fujita Corporation                       28         126
General Sekiyu                           30         274
Gunze Limited                            52         315
Hazama Corporation                       10          43
Hitachi Cable                             7          50
Hitachi Koki Company                      7          63
Hitachi Ltd.                              5          50
Hokkaido Electric Power                   3          72
Hokuriku Electric Power                   8         174
House Foods Industry                      2          36
Inabata & Company                         7          50
Iwate (Bank of) Limited                   1          40
JGC Corporation                          27         285
Katokichi Company                        16         333
Kawasaki Heavy Industries                11          51
Kikkoman Corporation                      8          62
Kirin Brewery Company                    11         130
Kishu Paper Company                      44         262
Kitz Corporation                          9          37
Kobe Steel Ltd.                         105         324A
Kokusai Electric                          2          42
Konica Corporation                        6          43
Kurimoto Company                         33         336

                                                                               7

     LEGG MASON GLOBAL TRUST , INC.
     GLOBAL EQUITY TRUST

(Amounts in Thousands)                Shares     Value
Japan -- Continued
Kyocera Corporation                       1     $    74
Kyowa Hakko Kogyo                         5          47
Kyudenko Corporation                      4          53
Kyushu Electric Power                     7         168
Lion Corporation                         16          94
Makita Corporation                        9         144
Maruzen Showa Unyu Co.                   24         130
Matsushita Electric Industrial
  Company                                 3          49
Mitsubishi Electric Corporation          37         266
Mitsubishi Heavy Industries Ltd.         41         327
Mitsubishi Materials Corporation         68         352
Mitsui Trust & Banking                   39         427
Mizuno Corporation                        8          69
Nagase & Company                          7          60
National House Industrial Co.             2          37
New Japan Securities                      6          39A
Nichicon Corporation                      3          44
Nichii Company                            2          27
Nichimen Corporation                     71         292
Nintendo Company                          1          61
Nippon Credit Bank                       78         357
Nippon Denko Company                     23          87
Nippon Denwa Shisetsu                     3          23
Nippon Meat Packers                       4          58
Nippon Metal Industry                    16          66
Nippon Road                               9          76
Nippon Shinpan Company                   17         128
Nippon Soda Company                       9          55A
Nippon Steel Corporation                 17          58
Nippon Valqua Industries                 40         188
Nippondenso Company                       2          37
Nishimatsu Construction                   5          59
Nissei Sangyo Company                    13         208
Nisshin Oil Mills                        10          75
Nisshin Steel Company                    85         343
Nissho Iwai Corporation                   4          21
Okuma Corporation                         8          75A
Okumura Corporation                       4          36
Olympus Optical Company                  34         329
Ono Pharmaceutical                        1          38
Onward Kashiyama Company Ltd.             2          33
Rohm Company                              4         226
Sankyo Aluminium Industry Co.            36         193
Sankyo Company Ltd.                       1          23
Santen Pharmaceutical Company             3          68
Sanwa Shutter Corporation                 5          36
Sekisui Chemical Co.                      5          74
Sekisui House Ltd.                       12         153
Shikoku Electric Power                    4          92

(Amounts in Thousands)                Shares     Value
Japan -- Continued
Showa Electric Wire & Cable              24     $   114
Sony Corporation                          1          54
Sumitomo Electric Industries              3          36
Sumitomo Forestry Company, Ltd.           6          92
Sumitomo Marine & Fire Insurance
  Co.                                    32         263
Sumitomo Metal Industries                54         164A
Sumitomo Osaka Cement Co. Ltd.           28         130
SXL Corporation                           4          41
Taisei Corporation                        9          60
Takeda Chemical Industries               13         214
Tatsuta Electric Wire & Cable            30         153
TDK Corporation                           6         306
Toagosei Co. Ltd.                         7          37
Toda Corporation                          5          43
Tohoku Electric Power                     2          53
Tokico Ltd.                              36         180
Toppan Printing Company                  25         329
Toshiba Corporation                      31         243
Toyo Ink Manufacturing Company           29         143
Toyota Motor Corporation                  3          64
Tsubakimoto Chain Co.                    18         108
Ube Industries, Ltd.                     12          45A
Yamanouchi Pharmaceutical                14         301
Yodogawa Steel Works, Ltd.               12          94
Yokohama Rubber Company                  29         176
                                                 14,014
Malaysia -- 0.8%
AMMB Holdings Bhd                        26         297
Arab Malaysian Corporation Berhard       56         203
                                                    500
Mexico -- 2.8%
ALFA, S.A. de C.V.                       43         548
Cemex, S.A. de C.V.                     159         578
Fomento Economico Mexicano,
S.A. de C.V.                            218         489
Grupo Simec, S.A. de C.V. ADR            41         259A
                                                  1,874
Netherlands -- 2.8%
ABN Amro Holding N.V.                     7         333
ACF Holding N.V.                          2          44A
Aegon N.V.                                2          77
Ahrend Groep NV                           2          49
Assurantieconcern Stad Rotterdam
  N.V.                                    5         134
Fortis Amev NV                            3         194
Getronics NV                              1          61
Hagemeyer N.V.                            3         146
Hollandsche Benton Groep N.V.          N.M.          46

8

(Amounts in Thousands)                Shares     Value
Netherlands -- Continued
ING Groep NV                              2     $   140
Internatio-Muller NV                      1          48
Kondor Wessels Groep NV                   4         131
Koninklijke Bijenkorf Beheer              1          33
Koninklijke Van Ommeren N.V.              2          66
Koninklijke Volker Stevin N.V.            1          73
Macintosh N.V.                            3          76
Otra, NV                                  1          18
Twentsche Kabel Holding NV                5         172
                                                  1,841
New Zealand -- 0.8%
Fletcher Challenge Ltd.                  94         216
Lion Nathan Ltd.                         82         197
Telecom Corporation of New Zealand
  Limited                                23          98
                                                    511
Norway -- 1.3%
Aker AS                                   4          49
Den Norske Bank A/S                      78         205
Hafslund Nycomed                         11         276
Norsk Hydro AS                            4         181
Transocean AS                            10         178A
                                                    889
Peru -- 0.9%
CPT Telefonica del Peru S.A.            262         561
Philippines -- 1.5%
C & P Homes, Inc.                       508         373A
Metropolitan Bank & Trust Company        20         387
SM Prime Holdings                       758         217A
                                                    977
Portugal -- 1.7%
Cimpor Cimentos de Portugal SA           26         429
Engil Sociedade de Construcao
  Civil, S.A.                            33         280A
Portugal Telecom S.A.                    22         423A
                                                  1,132
Singapore -- 0.4%
Dairy Farm International Holdings
  Ltd.                                   35          32
Jardine Strategic Holdings Ltd.          84         257
                                                    289
South Korea -- 0.6%
Samsung Electric Company GDS              7         383A
Spain -- 3.1%
Autopistas del Mare Nostrum SA            5          70
Banco Bilbao Vizcaya                      2          76
(Amounts in Thousands)                Shares     Value
Spain -- Continued
Banco Central Hispanoamericano            2     $    49
Banco Popular Espanol SA               N.M.          55
Banco Santander SA                        1          65
Compania Sevillana de Electricidad       12          92
Corporacion Bancaria de Espana SA        10         400
Dragados & Construcciones SA              4          47
Energia e Industrias Aragonesas          28         107
Fuerzas Electricas de Cataluna, SA       24         171
Gas y Electridad SA                    N.M.          22
Huarte SA                                 8          37
Iberdrola S.A.                           44         400
Tabacalera SA                             2          57
Union Electrica Fenosa SA                70         418
                                                  2,066
Sweden -- 1.3%
Atlas Copco AB                           22         344
Electrolux AB                             1          31
Incentive AB                              2          92
Skane-Gripen AB                          21         198
Svenska Cellulosa AB                      6          85
Svenska Handelsbanken, Inc.               6         125
                                                    875
Switzerland -- 1.9%
Alusuisse-Lonza Holding AG             N.M.         317
Baloise Holding Ltd.                   N.M.          62
Forbo Holding AG                          1         321
Reiseburo Kuoni AG                     N.M.         176
Swissair AG                               1         364A
Zellweger Luwa AG                      N.M.          34A
                                                  1,274
Taiwan -- 0.4%
Acer, Inc. GDR                            7          86A,B
Siliconware Precision Industries
  Company GDR                            10         157A,B
                                                    243
Thailand -- 1.6%
Bangkok Bank Company Ltd.                47         572
Land and House Public Company
  Limited                                20         325
TelecomAsia Corporation Public
  Company Limited                        69         184A
                                                  1,081
Turkey -- 0.2%
Petkim Petrokimya Holdings A.S.         310         158
United Kingdom -- 8.0%
Abbey National                           38         380
Albert Fisher Group plc                  76          56

                                                                               9

     LEGG MASON GLOBAL TRUST , INC.
     GLOBAL EQUITY TRUST

(Amounts in Thousands)                Shares     Value
United Kingdom -- Continued
Anglian Water plc                         6     $    55
Associated British Foods PLC             65         375
Brixton Estate plc                       27          73
BTR plc                                  20         100
Commercial Union plc                     15         146
Daily Mail and General Trust              4          88
Guardian Royal Exchange plc              45         192
Hazlewood Foods plc                      84         128
IMI plc                                  48         244
Imperial Chemical Industries plc         30         355
Kwik Save Group plc                       7          51
Lex Service plc                          35         167
Lloyds Abbey Life plc                    46         320
Lloyds TSB Group plc                    106         547
National Grid Group                       4          14
National Westminster Bank PLC             7          66
Northumbrian Water Group plc              3          62
Ocean Group plc                          11          64
Pentland Group plc                       31          54
Pilkington plc                           51         160
Royal Bank of Scotland Group plc         31         284
Severn Trent Water plc                    5          57
Smithkline Beecham -- Units               6          62
South West Water plc                      6          46
Southern Water plc                        6          63
T & N plc                               149         375
Thames Water plc                          9          78
The Merchants Trust Plc                  12          56
Transport Development Group plc          15          44
Vaux Group plc                           34         149
Whitbread plc                            17         176
Willis Corroon Group plc                 31          68
Yorkshire Electricity plc                 6          61
Yorkshire Water PLC                       5          49
                                                  5,265
United States -- 10.5%
AlliedSignal, Inc.                        1          62
Aluminum Company of America               2         127
American Electric Power Company           3         125
Amoco Corporation                         1          93
Applied Materials, Inc.                   3         134A
Barnett Banks, Inc.                       1          83
Boston Scientific Corporation             1          64A
Bruno's, Inc.                          N.M.           1
Cambridge Technology Partners, Inc.       3         144A
Capital Cities/ABC, Inc.                  2         185
Chesapeake Energy Corporation             8         254A
Compass Bancshares Inc.                   2          53
ConAgra, Inc.                             3         120
(Amounts in Thousands)                Shares     Value
United States -- Continued
Consolidated Edison Company of New
  York, Inc.                              4     $   125
Dover Corporation                         4         133
Duriron Company, Inc.                     3          68
Esterline Technologies Corporation        3          76A
Exxon Corporation                         4         280
First America Bank Corporation            2         102
First Chicago NBD Corporation             3         107
Franchise Finance Corporation
  America                                 4          97
Healthsouth Corporation                   2          58A
Heinz (H.J.) Company                      1          30
Huntington Bancshares, Inc.               3          74
IDEX Corporation                          2          81
JLG Industries, Inc.                      3          89
Johnson & Johnson                         3         240
Kimberly Clark Corporation                1         110
Kroger Company                            3         109A
Logicon, Inc.                             2          60
LSI Logic Corporation                     3         108A
MediSense, Inc.                           1          25A
Medtronic, Inc.                           2         101
Mercantile Bankshares Corporation         4          97
Merck & Company, Inc.                     3         210
Meridian Bancorp Incorporated             2          98
Nike, Inc.                                2         167
Novellus Systems, Inc.                    1          27A
Oneok, Inc.                              10         222
PennCorp Financial Group, Inc.           10         285
Peoples Heritage Financial Group,
  Inc.                                    4          86
PepsiCo, Inc.                             2         134
PNC Bank Corporation                      7         222
PPG Industries, Inc.                      3         133
Public Service Company of Colorado        5         177
Reading & Bates Corporation               4          61A
Robert Half International
  Incorporated                            2         100A
Robotic Vision Systems, Inc.              1          22A
S3, Inc.                                  1          14A
Scientific Games Holdings
  Corporation                          N.M.           8A
Service Corporation International         6         282
Sonoco Products Company                   2          58
Southwestern Public Service Company       8         246
The Coca-Cola Company                     2         156
Trident Microsystems, Inc.                1          31A
Unicom Corporation                        3          82
Union Bank                                2          87
United Waste Systems, Inc.                1          37A

10

(Amounts in Thousands)                Shares     Value
United States -- Continued
UST, Inc.                                 4     $   137
Wendy's International, Inc.               4          87
Williams Companies, Inc.                  2          70
Wilmington Trust Corporation              2          68
                                                  6,922
Total Common Stocks and Equity
  Interests
  (Identified Cost -- $58,994)                   60,862


PREFERRED STOCKS -- 0.2%
Germany -- 0.2%
Fresenius AG                              1          95
United Kingdom -- N.M.
Wessex Water Plc                         14          11
Total Preferred Stocks
  (Identified Cost -- $71)                          106

                                   Principal
                                    Amount


CORPORATE BONDS -- 0.7%
India -- 0.5%
Tata Iron & Steel Company
  2.25%   4-1-99                      $ 349         312
Taiwan -- 0.2%
United Micro Electronics
  Corporation, Ltd.
  1.25%   6-8-04                        138         174B
Total Corporate Bonds
  (Identified Cost -- $583)                         486


REPURCHASE AGREEMENT -- 5.9%
Morgan Stanley & Co. Incorporated
  5.9% dated 12-29-95, to be
  repurchased at $3,877 on 1-2-96
  (Collateral: $4,045 Federal
  National Mortgage Association
  Mortgage- backed securities, 5.5%
  due 7-1-99, value $3,957)
  (Identified Cost - $3,874)          3,874       3,874
Total Investments -- 99.1%
  (Identified Cost -- $63,522)                  $65,328
Other Assets Less
  Liabilities -- 0.9%                               619
NET ASSETS -- 100.0%                            $65,947

(Amounts in Thousands)
NET ASSETS CONSISTING OF:
Accumulated paid-in capital
  applicable to 6,163 shares
  outstanding                        $64,633
Accumulated net realized loss on
  investments and currency
  transactions                          (523)
Unrealized appreciation of
  investments and currency
  transactions                         1,837
NET ASSETS -- 100.0%                             $65,947
NET ASSET VALUE PER SHARE                         $10.70

  (A) NON-INCOME PRODUCING
  (B) RULE 144A SECURITY -- A SECURITY PURCHASED PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OF 1933 WHICH MAY NOT BE RESOLD SUBJECT TO THAT RULE EXCEPT TO QUALIFIED INSTITUTIONAL BUYERS.
      N.M. NOT MEANINGFUL
      SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              11

     STATEMENT OF OPERATIONS
     LEGG MASON GLOBAL TRUST , INC.
     GLOBAL EQUITY TRUST

                                                                                                         February 17, 1995A
                                                                                                                 to
(Amounts in Thousands)                                                                                    December 31, 1995
INVESTMENT INCOME:
      Dividends                                                                                         $  695
      Interest                                                                                             216
      Less foreign income tax expense                                                                      (72)
                                                                                                                       $  839
EXPENSES:
      Management fee                                                                                       227
      Distribution and service fees                                                                        303
      Custodian fee                                                                                        180
      Legal and audit fees                                                                                  46
      Transfer agent and shareholder servicing expense                                                      44
      Registration fees                                                                                     42
      Reports to shareholders                                                                               23
      Directors' fees                                                                                        4
      Other expenses                                                                                        13
                                                                                                           882
          Less fees waived                                                                                (201)
          Total expenses, net of waivers                                                                                  681
      NET INVESTMENT INCOME                                                                                               158
NET REALIZED AND UNREALIZED GAIN (LOSS):
      Realized gain (loss):
        Investments                                                                                       (136)
        Foreign currency transactions                                                                       47
      Unrealized appreciation of investments and assets and liabilities denominated
        in foreign currencies                                                                            1,837
      NET REALIZED AND UNREALIZED GAIN                                                                                  1,748
      INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $1,906

     (A) COMMENCEMENT OF OPERATIONS.
         SEE NOTES TO FINANCIAL STATEMENTS.
12

     STATEMENT OF CHANGES IN NET ASSETS
     LEGG MASON GLOBAL TRUST , INC.
     GLOBAL EQUITY TRUST

                                                                                                                 February 17,
                                                                                                                     1995A
                                                                                                                      to
(Amounts in Thousands)                                                                                         December 31, 1995
INCREASE IN NET ASSETS:
      Net investment income                                                                                         $   158
      Net realized loss on investments and currency transactions                                                        (89)
      Unrealized appreciation of investments and assets and liabilities
        denominated in foreign currencies                                                                             1,837
      Increase in net assets resulting from operations                                                                1,906
      Distributions to shareholders:
        Net investment income                                                                                          (158)
        In excess of net realized gain on investments and currency transactions                                        (434)
      Increase in net assets from Fund share transactions                                                            64,632
        Increase in net assets                                                                                       65,946
NET ASSETS:
      Beginning of period                                                                                                 1
      End of period (including overdistributions of net investment income of $2)                                    $65,947

     (A) COMMENCEMENT OF OPERATIONS.
         SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              13

         FINANCIAL HIGHLIGHTS
         LEGG MASON GLOBAL TRUST , INC.
         GLOBAL EQUITY TRUST
         Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                                                                 February 17,
                                                                                                                     1995A
                                                                                                                      to
                                                                                                               December 31, 1995
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                                                                           $10.00
      Net investment income                                                                                            0.04B
      Net realized and unrealized gain on investments and currency transactions                                        0.77
      Total from investment operations                                                                                 0.81
      Distributions to shareholders:
        Net investment income                                                                                         (0.04)
        In excess of net investment income                                                                            (0.01)
        In excess of net realized gain on investments                                                                 (0.06)
      Net asset value, end of period                                                                                 $10.70
      Total return                                                                                                     8.11%C
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses                                                                                                       2.25%B,D
        Net investment income                                                                                          0.52%B,D
      Portfolio turnover rate                                                                                         57.58%D
      Net assets, end of period (in thousands)                                                                      $65,947

     (A) COMMENCEMENT OF OPERATIONS.
     (B) NET OF FEES WAIVED PURSUANT TO A VOLUNTARY EXPENSE LIMITATION OF 2.25%.
     (C) NOT ANNUALIZED
     (D) ANNUALIZED
         SEE NOTES TO FINANCIAL STATEMENTS.
14

     NOTES TO FINANCIAL STATEMENTS
     LEGG MASON GLOBAL TRUST , INC.
     GLOBAL EQUITY TRUST
     (Amounts in Thousands)

1. SIGNIFICANT ACCOUNTING POLICIES:
          The Legg Mason Global Trust, Inc. ("Trust"), consisting of the Global Equity Trust ("Fund") and the Global Government Trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The financial statements of the other portfolio of the Trust is included in a separate report to shareholders. Security Valuation
          All securities for which market quotations are readily available are valued at the last sales price, or if no sales price is available at that time, at the mean between the latest bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the latest bid and asked prices. If market or bid and asked quotations are not available, securities will be valued as determined in good faith by the Board of Directors.
      Currency Translations
          The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
           (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and
          (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.
          The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

      Investment Income and Dividends to Shareholders

          Income and expenses are recorded on the accrual basis. Dividends are declared and paid quarterly. Dividends payable are recorded on the dividend ex-date.

      Security Transactions
          Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis.

      Deferred Organizational Expense
          Deferred organizational expenses of $71 are being amortized on a straight-line basis over 5 years beginning on the date operations began. Federal Income Taxes
          No provision for federal income or excise taxes is required since the Fund intends to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

2. FINANCIAL INSTRUMENTS:
          As part of the Fund's investment program, the Fund may utilize forward currency exchange contracts and repurchase agreements. The nature and risk of these financial instruments and the reasons for using them are set forth more fully in the Fund's Prospectus and Statement of Additional Information.
      Emerging Markets
          The Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity and value of such securities.
      Repurchase Agreements
          All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.
      Forward Currency Exchange Contracts
          The Fund may enter into foreign forward currency exchange contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward currency contracts are valued using the
                                                                              15

     LEGG MASON GLOBAL TRUST , INC.
     GLOBAL EQUITY TRUST
     (Amounts in Thousands)

      forward rate. As of December 31, 1995, the Fund had entered into the following currency contracts:

                                            Settlement     Unrealized
       Contracts to Sell                       Date        Gain/(Loss)
          1,190  Deutschmarks                 02/06/96        $  10
          4,750  French Francs                02/29/96          (15)
         32,001  Japanese Yen                 01/08/96           10
        103,055  Japanese Yen                 01/30/96           18
        193,761  Japanese Yen                 02/29/96           34
            547  Swiss Francs                 02/29/96            *

                                                              $  57
                                            Settlement     Unrealized
Contracts to Buy                               Date        Gain/(Loss)
          1,190  Deutschmarks                 02/06/96        $   2
          4,750  French Francs                02/29/96            8
         32,001  Japanese Yen                 01/08/96          (12)
        103,055  Japanese Yen                 01/30/96          (25)
            547  Swiss Francs                 02/29/96            1
                                                              $ (26)
      *LESS THAN ONE U.S. THOUSAND.

 3. INVESTMENT TRANSACTIONS:
          Investment transactions for the period ended December 31, 1995 (excluding short-term securities) were as follows:

      Purchases                              $ 78,093
      Proceeds from sales                      17,939

          At December 31, 1995, the cost of securities for federal income tax purposes was $63,525. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,203 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,400.
4. FUND SHARE TRANSACTIONS:
          At December 31, 1995, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Trust (including the Fund). Transactions in Fund shares were as follows:

                                            February 17, 1995+
                                                    to
                                            December 31, 1995
                                            Shares     Amount
      Sold                                  6,453      $67,708
      Reinvestment of distributions            55          587
      Repurchased                            (345 )     (3,663)
      Net increase                          6,163      $64,632

      +COMMENCEMENT OF OPERATIONS.

5. TRANSACTIONS WITH AFFILIATES:
          The Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("Manager"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Fund. Under this agreement, the Manager provides the Fund with management and administrative services for which the Fund pays a fee at an annual rate of 0.75% of average daily net assets of the Fund. Legg Mason and the Adviser have voluntarily agreed to waive their fees and to reimburse the Fund for its expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) to the extent necessary to limit total operating expenses to 2.25% until December 31, 1995. For the period ended December 31, 1995, management fees of $201 were waived. At December 31, 1995, management fees of $9 were payable.
          Batterymarch Financial Management, Inc. ("Adviser"), a wholly owned subsidiary of Legg Mason, Inc., serves as the Fund's adviser. The Adviser is responsible for the actual investment activity of the Fund. The Manager pays the Adviser a fee for its services at an annual rate equal to 67% of the fee received by the Manager.
          Legg Mason, as distributor of the Fund, receives an annual distribution fee of 0.75% and an annual service fee of 0.25% of the Fund's average daily net assets, calculated daily and payable monthly. At December 31, 1995, distribution and service fees of $53 were payable to the distributor. Legg Mason also has an agreement with the Fund's transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid $14 by the transfer agent for the period ended December 31, 1995.

     REPORT OF INDEPENDENT ACCOUNTANTS
     TO THE SHAREHOLDERS AND DIRECTORS OF
     LEGG MASON GLOBAL TRUST, INC.:

          We have audited the accompanying statement of net assets of the Legg Mason Global Equity Trust, (one of the portfolios comprising the Legg Mason Global Trust, Inc.) as of December 31, 1995, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from February 17, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility to express an opinion on these financial statements and financial highlights based on our audit.
          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Global Equity Trust of Legg Mason Global Trust, Inc. as of December 31, 1995, and the results of its operations, changes in its net assets, and financial highlights for the period February 17, 1995 (commencement of operations) to December 31, 1995, in conformity with generally accepted accounting principles.
                                                        COOPERS & LYBRAND L.L.P.
      Baltimore, Maryland
      February 1, 1996
                                                                              17